----------------------------------------------
COLONIAL STRATEGIC BALANCED FUND ANNUAL REPORT
----------------------------------------------


October 31, 1998



                          ---------------------------
                          Not FDIC  May Lose Value
                          Insured   No Bank Guarantee
                          ---------------------------

                   COLONIAL STRATEGIC BALANCED FUND HIGHLIGHTS
                       NOVEMBER 1, 1997 - OCTOBER 31, 1998

INVESTMENT OBJECTIVE: Colonial Strategic Balanced Fund seeks current income and long-term growth, consistent with prudent risk, by diversifying investments primarily in U.S. and foreign equity and debt securities.

THE FUND IS DESIGNED TO OFFER:
    |X| Growth and income potential from a strategic blend of markets
    |X| Favorable stock and bond opportunities worldwide
    |X| Broad diversification to help reduce risk |X| Expert management by stock and bond specialists

PORTFOLIO MANAGER COMMENTARY: "The Fund's diversification across six market sectors gives it the ability to take advantage of new opportunities as they arise in markets worldwide. Over the long term, this diversification strategy seeks to provide shareholders with consistent, stable returns." - Gita Rao and Carl Ericson


                  COLONIAL STRATEGIC BALANCED FUND PERFORMANCE


                                              CLASS A      CLASS B     CLASS C
Inception date                                9/19/94      9/19/94      9/19/94
-------------------------------------------------------------------------------
12-month distributions declared per share     $0.588       $0.522      $0.521
-------------------------------------------------------------------------------
12-month total returns, assuming
reinvestment of all distributions and
no sales charge or contingent deferred
sales charge (CDSC)                            9.25%        8.71%       8.76%
-------------------------------------------------------------------------------
Net asset value per share on 10/31/98         $15.17       $15.14      $15.17
-------------------------------------------------------------------------------


TOP FIVE HOLDINGS - EQUITY               TOP FIVE COUNTRIES - GOV'T BONDS
(as of 10/31/98)                         (as of 10/31/98)
-------------------------------------    -------------------------------------
1. Nokia Oyj                    1.0%     1. United States               11.5%
2. Climentos de Portugal SA     1.0%     2. United Kingdom               2.7%
3. General Electric Co..        1.0%     3. France                       1.2%
4. American Int. Group, Inc.    0.9%     4. Greece                       1.1%
5. Comair Holdings, Inc.        0.9%     5. Mexico                       1.0%

Holding and country breakdowns are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these countries in the future.

Peformance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements performance results would have been lower.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                    [Photo of Stephen E. Gibson]

In June 1998, Harold Cogger retired as president of the Colonial Strategic Balanced Fund. I would like to take this opportunity to thank him for his guidance over the past few years and wish him well. As the new president of the Fund, I am pleased to present the annual report for the 12 months ended October 31, 1998.

The past 12 months were characterized by changing investment conditions. Initially, investors were concerned with the Asian economic crisis and its potential impact on financial markets worldwide. During the summer, the emergence of serious economic problems in Russia and Latin America renewed concerns of a global economic slowdown. As a result, stock markets around the world declined as investors sought "safe havens" in strong currencies and relatively stable investments. This flight to quality increased demand for U.S. government bonds, and interest rates fell sharply. During the last part of the period, the Federal Reserve Board announced two successive interest rate cuts, sending U.S. stock and bond prices higher as investors generally concluded that lower rates would stimulate the world's economies. Markets were further encouraged by the Group of Seven industrial nations and the International Monetary Fund's (IMF) proposal to establish a precautionary line of credit to stimulate the world's economies and help countries prevent financial panic.

Despite considerable volatility during the year, the Fund's broad diversification cushioned the negative effects of dramatic market swings. Because the world's markets are not synchronized, the portfolio's asset allocation between fixed-income and equity securities and international and U.S. markets can provide shareholders with a stabilizing effect during periods of market uncertainty as well as current income and long-term growth potential.

The following report will provide you with more specific information on your Fund's performance. Thank you for giving us the opportunity to help you meet your financial goals. We hope to continue serving you in the years to come.

    Sincerely,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President
    December 11, 1998

Because market and economic conditions change frequently, there can be no assurance that the trends described above or on the following pages will continue.

                           PORTFOLIO MANAGEMENT REPORT

CARL ERICSON AND GITA RAO are portfolio co-managers of Colonial Strategic Balanced Fund. Mr. Ericson manages the fixed-income portion of the portfolio and is senior vice president of Colonial Management Associates, Inc. as well as director of the Taxable Fixed Income Department. Ms. Rao manages the equity portion and is vice president of Colonial Management Associates, Inc.

MIXED INVESTMENT ENVIRONMENT PRESENTED CHALLENGES
The U.S. and other well-established economies, particularly in Europe, continued to have well-balanced growth with few signs of inflation. The European markets also benefited from the impending European Monetary Union (EMU) and the coming introduction of the Euro on January 1, 1999. The record high levels reached by U.S. and some European stock markets ended in July when a monetary and political crisis in Russia emerged. Financial markets worldwide worried that this crisis, along with continued weakness in Asia, would result in a global economic slowdown. Investors quickly sold emerging market securities based on fears of underlying economic problems. Other stock and bond markets around the world declined as investors sought a safe haven in strong currencies such as the U.S. dollar, and relatively stable investments such as U.S. Treasury securities. This "flight to quality" increased demand for U.S. government bonds and interest rates fell sharply. As worries about the world's economies continued, the Federal Reserve Board announced two successive interest rate cuts during the latter part of the period, sending both U.S. stock and bond prices higher.

ALLOCATION WITHIN FIXED-INCOME SECTORS SHIFTED DURING THE PERIOD
The fixed-income portion of the portfolio was diversified among U.S. high-yield bonds, international government bonds and U.S. Treasury bonds. High-yield bonds performed well for much of the Fund's fiscal year. The concerns with the financial markets that began in July led to increased volatility and lower prices for lower-rated bonds. They continued to represent the largest proportion of fixed-income assets, although we reduced these holdings late in the period. This reduction was in response to expectations of slower economic growth. We focused on sectors such as cable television and satellite communications, where bond prices are supported by a strong subscriber base and attractive property and programming values. One investment in this sector is CSC Holdings, Ltd., more commonly known as Cablevision Systems (0.2% of net assets), a company that owns both distribution and programming assets via a strong cable TV franchise on the East Coast. Cablevision also owns Madison Square Garden and all its broadcast rights.

We also reduced our investments in international bonds, particularly in emerging markets, eliminating holdings in Venezuela and Poland. In addition, we sold a portion of our holdings in European bonds in order to capture gains already generated by the EMU in countries such as Denmark and Spain. We reinvested those assets in countries such as Greece and Canada, whose bonds we believe have greater price appreciation potential.

By reducing the Fund's exposure to high-yield and international bonds, we were able to increase the proportion of assets invested in U.S. Treasury securities. These bonds had dramatic price increases in the last few months of the period as investors around the world sought high credit quality, liquidity and stability.

EQUITY STRATEGY EMPHASIZED OPPORTUNITIES IN WESTERN EUROPE
While the majority of the portfolio's equity investment remained invested in U.S. stocks, we increased the proportion of international stocks during the course of the year. A number of investments in core European countries such as The Netherlands, Germany, France and Italy appeared attractive, offering higher rates of earnings growth at lower price/earnings multiples than U.S. stocks. One example, is Mannesman A.G. (0.82% of net assets), a German industrial company that has restructured into a high-growth telecommunications company. Shares of this company have increased in value by more than 80% since we purchased it.

ASSET ALLOCATION STRATEGY REFLECTED IN PERFORMANCE
The Fund's objective is to generate stable, consistent returns through diversification. The benefits of diversification were illustrated during the past year as the portfolio's asset allocation among six sectors of U.S. and foreign stocks and bonds worked to reduce the impact of the markets' volatility. For example, when U.S. stocks, high-yield bonds and emerging market bonds declined in response to the Russian and emerging market financial crisis, U.S. Treasury bond prices rose significantly, partially offsetting losses in these other sectors.

The Fund generated a 12-month total return of 9.25% for Class A shares, based on net asset value. The Fund's performance is typical for a balanced portfolio offering both stock and bond exposure.

TRUSTEES APPROVE ADDED FLEXIBILITY FOR EMERGING MARKET INVESTMENTS
At a recent meeting, Fund Trustees approved a proposal to increase the percentage of the Fund's net assets that can be invested in emerging markets to 35% effective December 31, 1998. Emerging markets have been quite volatile in recent months. However, we believe that, over the long term, they offer excellent growth potential. While we do not expect to invest more than 25% of the Fund's net assets in emerging-market securities at this time, the higher limit will increase our flexibility to seek future investment opportunities around the world.

ACTIVE MANAGEMENT FOCUSED ON IDENTIFYING VALUE-PRICED SECTORS
We will continue to actively manage investments in all six market sectors in order to take advantage of opportunities as they arise. Historically, securities from all of these sectors have provided attractive returns over different time periods. Although we expect to see continued volatility in the months ahead, we believe the Fund's broad diversification should continue to reduce the negative effect of dramatic market fluctuations. We will continue to manage the asset mix to emphasize those sectors that we believe offer the best long-term prospects. The volatile investment climate of the past few months has presented us with a number of opportunities to acquire value-priced securities that offer shareholders good appreciation potential.

          COLONIAL STRATEGIC BALANCED FUND'S INVESTMENT PERFORMANCE VS.
                         STANDARD & POOR'S 500 INDEX AND
                 LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX
               Change in value of $10,000 from 9/30/94 - 10/31/98
                       CLASS A SHARES BASED ON NAV AND POP

               S & P 500      Lehman Govt/Cp    CSBF        CSBF
              Mnthly Reinv         Bd Tr         NAV        POP
------------------------------------------------------------------
Sep 30, 94        10,000          10,000       10,000       9,525
Oct 31, 94        10,224           9,989       10,030       9,554
Nov 30, 94         9,852           9,971        9,717       9,255
Dec 31, 94         9,998          10,037        9,801       9,335
Jan 31, 95        10,257          10,230        9,780       9,316
Feb 28, 95        10,657          10,467       10,127       9,646
Mar 31, 95        10,971          10,537       10,396       9,902
Apr 30, 95        11,294          10,684       10,611      10,107
May 31, 95        11,744          11,132       10,899      10,381
Jun 30, 95        12,017          11,221       11,253      10,718
Jul 31, 95        12,415          11,177       11,822      11,260
Aug 31, 95        12,446          11,320       11,935      11,369
Sep 30, 95        12,971          11,435       12,194      11,615
Oct 31, 95        12,924          11,603       12,184      11,605
Nov 30, 95        13,491          11,794       12,456      11,864
Dec 31, 95        13,751          11,968       12,486      11,893
Jan 31, 96        14,219          12,043       12,707      12,104
Feb 29, 96        14,351          11,787       13,013      12,395
Mar 31, 96        14,489          11,688       13,048      12,429
Apr 30, 96        14,702          11,608       13,378      12,742
May 31, 96        15,081          11,588       13,558      12,914
Jun 30, 96        15,138          11,743       13,276      12,646
Jul 31, 96        14,470          11,770       13,052      12,432
Aug 31, 96        14,776          11,742       13,287      12,656
Sep 30, 96        15,607          11,950       13,811      13,155
Oct 31, 96        16,037          12,229       13,918      13,257
Nov 30, 96        17,248          12,454       14,490      13,801
Dec 31, 96        16,906          12,316       14,443      13,757
Jan 31, 97        17,962          12,330       14,631      13,936
Feb 28, 97        18,103          12,356       14,642      13,947
Mar 31, 97        17,361          12,209       14,220      13,544
Apr 30, 97        18,396          12,388       14,476      13,788
May 31, 97        19,521          12,503       15,100      14,383
Jun 30, 97        20,388          12,654       15,602      14,861
Jul 31, 97        22,010          13,041       16,398      15,619
Aug 31, 97        20,778          12,894       15,983      15,224
Sep 30, 97        21,916          13,097       16,668      15,876
Oct 31, 97        21,184          13,307       16,318      15,543
Nov 30, 97        22,164          13,377       16,488      15,704
Dec 31, 97        22,545          13,517       16,557      15,771
Jan 31, 98        22,794          13,708       16,868      16,067
Feb 28, 98        24,437          13,680       17,605      16,769
Mar 31, 98        25,687          13,722       18,136      17,274
Apr 30, 98        25,950          13,791       18,263      17,395
May 31, 98        25,505          13,939       18,136      17,274
Jun 30, 98        26,540          14,081       18,358      17,486
Jul 31, 98        26,260          14,092       18,393      17,520
Aug 31, 98        22,466          14,368       16,562      15,775
Sep 30, 98        23,906          14,778       17,075      16,264
Oct 31, 98        25,848          14,674       17,828      16,981



                          VALUE OF A $10,000 INVESTMENT
                         MADE ON 9/30/94 AS OF 10/31/98

-------------------------------------------------------------------------------
              CLASS A                   CLASS B                  CLASS C
         NAV         POP           NAV        W/CDSC          NAV       W/CDSC
       $17,828     $16,981       $17,519     $17,319        $17,525    $17,525
-------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                                 As of 10/31/98

-------------------------------------------------------------------------------
                    Class A                 Class B              Class C
INCEPTION            9/19/94                9/19/94              9/19/94
                 NAV       POP          NAV       w/CDSC     NAV       w/CDSC
-------------------------------------------------------------------------------
1 YEAR            9.25%     4.06%       8.71%      3.71%     8.76%      7.76%
LIFE              14.73     13.38       14.21      13.89     14.22      14.22
-------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charges of 4.75% for Class A shares. The CDSC returns reflect charges of 5% for one year and 2% since inception for Class B shares, and 1% for one year for Class C shares.

Peformance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affilliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of U.S. stock market securities. The Lehman Brothers
Government/Corporate Bond Index is an unmanaged index that tracks the performance of U.S. government and U.S. corporate bonds. Unlike mutual funds, indexes do not incur fees or charges. It is not possible to invest in an index.

                            INVESTMENT PORTFOLIO
                      OCTOBER 31, 1998 (IN THOUSANDS)

COMMON STOCKS - 57.1%                          COUNTRY   SHARES       VALUE
----------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 9.5%
 DEPOSITORY INSTITUTIONS - 4.2%
 Banco Pinto & Sotto Mayor, SA                 Pt            54  $    1,031
 BankBoston Corp.                                            29       1,068
 Comerica, Inc.                                              14         890
 Corporacion Bancaria de Espana SA             Sp            20         436
 First Union Corp.                                           17         987
 Firstar Corp.                                               14         795
 Greenpoint Financial Corp.                                  26         866
 HSBC Holdings PLC                             HK             2          36
 Skandinaviska Enskilda Banken                 Sw            55         557
 The Bank of Tokyo Mitsubishi                  Ja            46         428
                                                                 ----------
                                                                      7,094
                                                                 ----------
 INSURANCE CARRIERS - 4.3%
 AGF (Assurances Generales de France) (a)      Fr            (b)         (b)
 Allstate Corp.                                              24       1,023
 American Bankers Insurance Group, Inc.                       6         268
 American International Group, Inc.                          18       1,526
 Citigroup, Inc.                                             31       1,450
 Conseco, Inc.                                               16         568
 Progressive Corp.                                            6         913
 Toro Assicurazioni                            It            40         598
 Zurich Versicherungs-Gesellschaft (a)         Sz             1         911
                                                                 ----------
                                                                      7,257
                                                                 ----------
 INVESTMENT COMPANIES - 1.0%
 Standard and Poor's Depository Receipts                     15       1,651
                                                                 ----------

----------------------------------------------------------------------------
MANUFACTURING - 26.1%
 CHEMICALS & ALLIED PRODUCTS - 6.5%
 American Home Products Corp.                                14         682
 BASF AG                                       G              6         255
 Bayer AG                                      G             10         407
 Bristol-Myers Squibb Co.                                    10       1,106
 E.I. du Pont de Nemours & Co.                               14         788
 Eli Lilly & Co.                                             13       1,052
 International Specialty Products, Inc. (a)                  35         470
 Johnson & Johnson                                           13       1,032
 Merck & Co., Inc.                                            9       1,271
 Merck KGAA                                    G              4         166
 Norsk Hydro ADR                               No             2          65
 Procter & Gamble Co.                                        12       1,040
 Rhone Poulenc, Class A                        Fr            15         680
 Schering-Plough Corp.                                        8         854
 Warner-Lambert Co.                                          12         964
                                                                 ----------
                                                                     10,832
                                                                 ----------
 COMMUNICATIONS EQUIPMENT - 1.5%
 Motorola, Inc.                                              12         624
 Philips Electronics NV                        Ne            12         650
 Sony Corp.                                    Ja             8         510
 Telefonakteibolaget LM Ericsson ADR           Sw            35         787
                                                                 ----------
                                                                      2,571
                                                                 ----------
 ELECTRICAL INDUSTRIAL EQUIPMENT - 1.0%
 General Electric Co.                                        18       1,610
                                                                 ----------
 ELECTRONIC COMPONENTS - 0.7%
 Texas Instruments, Inc.                                     19       1,240
                                                                 ----------
 FOOD & KINDRED PRODUCTS - 2.4%
 Group Industrial Maseca                       Mx           603         492
 Nestle AG (Reg)                               Sz            (b)        745
 Parmalat Finanziara SPA                       It           465         732
 Philip Morris Co., Inc.                                     25       1,283
 Sara Lee Corp.                                              14         806
                                                                 ----------
                                                                      4,058
                                                                 ----------
 FURNITURE & FIXTURES - 1.3%
 Ethan Allen Interiors, Inc.                                 27         942
 Hillenbrand Industries, Inc.                                21       1,249
                                                                 ----------
                                                                      2,191
                                                                 ----------
 MACHINERY & COMPUTER EQUIPMENT - 3.8%
 Caterpillar, Inc.                                           21         922
 EMC Corp. (a)                                               13         850
 International Business Machines Corp.                        7       1,009
 Mannesmann AG                                 G             14       1,380
 Oerlikon-Buehrle Holding AG                   Sz             5         705
 Sun Microsystems, Inc. (a)                                  24       1,398
                                                                 ----------
                                                                      6,264
                                                                 ----------
 MEASURING & ANALYZING INSTRUMENTS - 0.9%
 Gambro AB, Class A                            Sw            47         525
 Medtronic, Inc.                                             15       1,001
                                                                 ----------
                                                                      1,526
                                                                 ----------
 PAPER PRODUCTS - 0.6%
 Royal Koninklijke PTT Nederland NV            Ne            16         622
 TNT Post Group NV                             Ne            16         429
                                                                 ----------
                                                                      1,051
                                                                 ----------
 PETROLEUM REFINING - 3.5%
 Amerada Hess Corp.                                           8         420
 Amoco Corp.                                                 18       1,010
 British Petroleum Co., PLC  ADR               UK             5         460
 Chevron Corp.                                               12         962
 ENI SPA                                       It           112         666
 Exxon Corp.                                                 14         962
 OMV Handels AG                                Aus            5         453
 USX-Marathon Group                                          29         961
                                                                 ----------
                                                                      5,894
                                                                 ----------
 PRIMARY METAL - 0.2%
 Acerinox SA                                   Sp            15         338
                                                                 ----------
 PRINTING & PUBLISHING - 0.4%
 Gannett Co., Inc.                                           10         619
                                                                 ----------
 RUBBER & PLASTIC - 0.1%
 Continental AG                                G              8         200
                                                                 ----------
 STONE, CLAY, GLASS & CONCRETE - 1.0%
 Cimentos de Portugal SA                       Pt            47       1,633
                                                                 ----------
 TOBACCO PRODUCTS - 0.4%
 Allied Zurich PLC (a)                         UK            27         312
 B.A.T. Industries PLC                         UK            27         241
 Swedish Match AB Sponsored ADR                Sw             1          17
                                                                 ----------
                                                                        570
                                                                 ----------
 TRANSPORTATION EQUIPMENT - 1.8%
 Alliedsignal, Inc.                                          20         779
 Borg-Warner Automotive, Inc.                                10         487
 Ford Motor Co.                                              15         814
 Northrop Grumman Corp.                                      10         832
 Volvo AB,  ADR                                Sw             5         104
                                                                 ----------
                                                                      3,016
                                                                 ----------

----------------------------------------------------------------------------
MINING & ENERGY - 0.5%
 CRUDE PETROLEUM & NATURAL GAS
 Occidental Petroleum Corp.                                  42         825
                                                                 ----------

----------------------------------------------------------------------------
RETAIL TRADE - 7.5%
 APPAREL & ACCESSORY STORES - 1.3%
 Ross Stores, Inc.                                           29         936
 TJX Companies, Inc.                                         67       1,273
                                                                 ----------
                                                                      2,209
                                                                 ----------
 FOOD STORES - 3.5%
 Albertson's, Inc.                                           18       $ 978
 American Stores Co.                                         18         570
 General Nutrition Companies, Inc. (a)                       48         696
 Laurus NV                                     Ne            16         398
 Safeway, Inc. (a)                                           27       1,310
 Tesco PLC                                     UK           243         686
 Vedior NV                                     Ne            28         707
 Vendex International NV                       Ne            23         575
                                                                 ----------
                                                                      5,920
                                                                 ----------
 GENERAL MERCHANDISE STORES - 1.5%
 Fred Meyer, Inc. (a)                                        16         837
 Metro AG                                      G             14         851
 Sears, Roebuck & Co.                                        17         741
                                                                 ----------
                                                                      2,429
                                                                 ----------
 MISCELLANEOUS RETAIL - 0.7%
 Office Depot, Inc. (a)                                      48       1,190
                                                                 ----------
 RESTAURANTS - 0.5%
 McDonald's Corp.                                            13         856
                                                                 ----------

----------------------------------------------------------------------------
SERVICES - 3.8%
 COMPUTER RELATED SERVICES - 0.7%
 Cadence Design Systems, Inc. (a)                            25         530
 HBO & Co.                                                   27         714
                                                                 ----------
                                                                      1,244
                                                                 ----------
 COMPUTER SOFTWARE - 2.2%
 Computer Associates International, Inc.                     21         833
 Microsoft Corp. (a)                                         14       1,450
 Network Associates, Inc. (a)                                32       1,360
                                                                 ----------
                                                                      3,643
                                                                 ----------
 HEALTH SERVICES - 0.5%
 Tenet Healthcare Corp. (a)                                  28         785
                                                                 ----------
 HOTELS, CAMPS & LODGING - 0.4%
 Accor SA                                      Fr             3         623
                                                                 ----------

----------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION,
ELECTRIC, GAS & SANITARY SERVICES - 9.3%
 AIR TRANSPORTATION - 1.4%
 Comair Holdings, Inc.                                       46       1,502
 Delta Air Lines, Inc.                                        7         739
                                                                 ----------
                                                                      2,241
                                                                 ----------
 ELECTRIC, GAS & SANITARY SERVICES - 0.3%
 Sempra Energy                                               22         568
                                                                 ----------
 ELECTRIC SERVICES - 1.9%
 ABB AB, Class A                               Sw            16         166
 American Electric Power Co., Inc.                           14         661
 FPL Group, Inc.                                             13         782
 Public Service Enterprise Group, Inc.                       16         608
 Unicom Corp.                                                26         995
                                                                 ----------
                                                                      3,212
                                                                 ----------
 RAILROAD - 0.2%
 Canadian Pacific, LTD                                       15         339
                                                                 ----------
 TELECOMMUNICATIONS - 5.5%
 BellSouth Corp.                                             17       1,357
 Hong Kong Telecommunications, LTD             HK           332         670
 Nippon Telegraph & Telephone Corp.            Ja            (b)        612
 NTT Mobile Communications (a)                 Ja            (b)      1,015
 Oy Nokia AB, Class A                          Fi            19       1,711
 Portugal Telecom SA                           Pt            15         707
 SBC Communications, Inc.                                    26       1,218
 Telecom Italia                                It            83         604
 Telefonica de Espana                          Sp            18         814
 Telefonos de Mexico, Class L, SA ADR          Mx             1          58
 MCI WorldCom, Inc. (a)                                       7         387
                                                                 ----------
                                                                      9,153
                                                                 ----------

----------------------------------------------------------------------------
WHOLESALE TRADE - 0.4%
 DURABLE GOODS
 Patterson Dental Co. (a)                                    17         705
                                                                 ----------
TOTAL COMMON STOCKS (cost of $73,433)                                95,557
                                                                 ----------

PREFERRED STOCKS - 0.2%
---------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION,
ELECTRIC, GAS & SANITARY SERVICES
 CABLE
 CSC Holdings Ltd.,
 11.125%, PIK, Series M (cost of $315)                        3         343
                                                                 ----------

---------------------------------------------------------------------------
BONDS & NOTES - 36.3%                                     PAR         VALUE
---------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - 15.1%
---------------------------------------------------------------------------
CONSTRUCTION - 0.4%
 BUILDING CONSTRUCTION
 Falcon Building Products, Inc.
   stepped coupon, (10.500% 06/15/02)
                        (c)      06/15/07                 $ 500       $ 250
 Nortek, Inc.,
                         9.875%  03/01/04                   500         495
                                                                 ----------
                                                                        745
                                                                 ----------

----------------------------------------------------------------------------
MANUFACTURING - 5.2%
 CHEMICALS & ALLIED PRODUCTS - 0.8%
 Agricultural Minerals & Chemicals Co., L.P.,
                        10.750%  09/30/03                   100         100
 Laroche Industries, Inc.,
                         9.500%  09/15/07                   500         430
 Sterling Chemicals, Inc.,
                        11.250%  04/01/07                   500         380
 Trans-Resources,
                        10.750%  03/15/08                   500         488
                                                                 ----------
                                                                      1,398
                                                                 ----------
 FABRICATED METAL - 0.7%
 Euramax International, PLC,
                        11.250%  10/01/06 (d)               250         232
 Jorgensen Earle M. Co,
                         9.500%  04/01/05                   500         435
 Renco Metals, Inc.,
                        11.500%  07/01/03                   250         250
 US Can Corp.,
                        10.125%  10/15/06                   200         202
                                                                 ----------
                                                                      1,119
                                                                 ----------
 MACHINERY & COMPUTER EQUIPMENT - 0.2%
 IMO Industries,
                        11.750%  05/01/06                   250         255
                                                                 ----------
 MEASURING & ANALYZING INSTRUMENTS - 0.1%
 Intertek Finance, PLC,
                        10.250%  11/01/06 (d)               250         230
                                                                 ----------
 MISCELLANEOUS MANUFACTURING - 0.6%
 AEI Holding Co.,
                        10.000%  11/15/07 (e)               500         463
 ISP Holdings, Inc.,
                         9.750%  02/15/02                   250         260
 Shop Vac Corp.,
                        10.625%  09/01/03                   250         266
                                                                 ----------
                                                                        989
                                                                 ----------
 PAPER PRODUCTS - 0.2%
 Stone Container Corp.,
                        10.750%  10/01/02                   250         251
                                                                 ----------
 PRIMARY METAL - 1.6%
 Algoma Steel, Inc.,
                        12.375%  07/15/05                   250         184
 Bayou Steel Corp.,
                         9.500%  05/15/08                   500         430
 Kaiser Aluminum & Chemical Corp.,
                        10.875%  10/15/06                   300         285
 Keystone Consolidated Industries,
                         9.625%  08/01/07                   500         465
 WCI Steel, Inc.,
                        10.000%  12/01/04                 1,000         940
 WHX Corp.,
                        10.500%  04/15/05                   500         452
                                                                 ----------
                                                                      2,756
                                                                 ----------
 PRINTING & PUBLISHING - 0.6%
 American Lawyer Media, Inc.,
                         9.750%  12/15/07                   500         498
 Hollinger International Publishing,
                         9.250%  03/15/07                   500         520
                                                                 ----------
                                                                      1,018
                                                                 ----------
 TRANSPORTATION EQUIPMENT - 0.4%
 Collins & Aikman Products Co.,
                        11.500%  04/15/06                   200         200
 LDM Technologies, Inc.,
                        10.750%  01/15/07                   500         450
                                                                 ----------
                                                                        650
                                                                 ----------

----------------------------------------------------------------------------
MINING & ENERGY - 0.7%
 OIL & GAS EXTRACTION - 0.7%
 Belden & Blake Corp.,
                         9.875%  06/15/07                   500         405
 Gulf Canada Resources, LTD,
                         9.625%  07/01/05                   100         102
 Magnum Hunter Resources, Inc.
                        10.000%  06/01/07                   500         415
 Nuevo Energy Co.,
                         9.500%  04/15/06                   200         202
                                                                 ----------
                                                                      1,124
                                                                 ----------

----------------------------------------------------------------------------
RETAIL TRADE - 0.1%
 FOOD STORES
 Pathmark Stores, Inc.,
                         9.625%  05/01/03                   200         196
                                                                 ----------
SERVICES - 1.4%
 Amusement & Recreation - 0.4%
 E&S Holdings Corp.,
                        10.375%  10/01/06                 $ 250       $ 107
 Regal Cinemas,
                         9.500%  06/01/08 (e)               500         495
                                                                 ----------
                                                                        602
                                                                 ----------
 BUSINESS SERVICES - 0.2%
 Unisys Corp.,
                        11.750%  10/15/04                   250         282
                                                                 ----------
 HOTELS, CAMPS & LODGING - 0.5%
 Eldorado Resorts,
                        10.500%  08/15/06                   250         260
 Horseshoe Gaming LLC,
                         9.375%  06/15/07                   600         589
                                                                 ----------
                                                                        849
                                                                 ----------
 OTHER SERVICES - 0.3%
 Borg-Warner Security Corp.,
                         9.625%  03/15/07                   500         535
                                                                 ----------

----------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION,
ELECTRIC, GAS & SANITARY SERVICES - 7.2%
 AIR TRANSPORTATION - 0.1%
 U.S. Air, Inc.,
                        10.375%  03/01/13                   200         216
                                                                 ----------
 BROADCASTING - 0.7%
 Allbritton Communications Co.,
                         9.750%  11/30/07                   500         515
 Fox Family Worldwide, Inc.,
                         9.250%  11/01/07                   500         468
 NWCG Holding Corp.,
                        (f)      06/15/99                   175         168
 Young Broadcasting Corp.,
                        11.750%  11/15/04                   100         104
                                                                 ----------
                                                                      1,255
                                                                 ----------
 CABLE - 1.1%
 Diamond Cable Co.,
   stepped coupon,  (10.750% 02/15/02)
                        (c)      02/15/07                   500         315

 Echostar Communications Corp.,
   stepped coupon,  (12.875% 06/01/99)
                        (c)      06/01/04                   500         486
 Marcus Cable Co., L.P.,
   stepped coupon,  (14.250% 06/15/00)
                        (c)      12/15/05                   600         554

 Telewest Communication, PLC,
   stepped coupon,  (11.000% 10/01/00)
                        (c)      10/01/07 (d)               500         394
                                                                 ----------
                                                                      1,749
                                                                 ----------
 COMMUNICATIONS - 0.3%
 Classic Cable, Inc.,
                         9.875%  08/01/08 (e)               500         505
                                                                 ----------
 ELECTRIC SERVICES - 0.1%
 California Energy Co., Inc.,
                         9.500%  09/15/06                   100         108
                                                                 ----------
 GAS SERVICES - 0.1%
 HS Resources, Inc.,
                         9.250%  11/15/06                   250         233
                                                                 ----------
 MOTOR FREIGHT & WAREHOUSING - 0.1%
 Pierce Leahy,
                        11.125%  07/15/06                   162         175
                                                                 ----------
 PIPELINES - 0.2%
 Falcon Holding Group, L.P.,
   stepped coupon,  (9.285% 04/15/03)
                        (c)      04/15/10                   500         330
                                                                 ----------
 SANITARY SERVICES - 0.3%
 Allied Waste Industries, Inc.,
   stepped coupon,  (11.300% 06/01/02)
                        (c)      06/01/07                   350         263
 Allied Waste North America, Inc.,
                        10.250%  12/01/06                   250         273
                                                                 ----------
                                                                        536
                                                                 ----------
 TELECOMMUNICATIONS - 4.2%
 Adelphia Communications Corp.,
                         9.875%  03/01/07                   500         537
 Clearnet Communications, Inc.,
   stepped coupon,  (14.750% 12/15/00)
                        (c)      12/15/05                   500         400
 Comcast Cellular Corp.,
                         9.500%  05/01/07                   500         518
 GST USA, Inc.,
   stepped coupon,  (13.875% 12/15/00)
                        (c)      12/15/05                   500         366
 Hyperion Telecommunications, Inc.,
   stepped coupon,  (13.000% 04/15/01)
                        (c)      04/15/03 (e)               500         345
 Intermedia Communications, Inc.,
   stepped coupon,  (11.250% 07/15/02)
                        (c)      07/15/07                   500         333
 Level 3 Communications,
                         9.125%  05/01/08                   500         471
 Loral Space & Communications, LTD,
                        11.250%  01/15/07                   500         476
 McLeodUSA, Inc.,
                         8.375%  03/15/08                   500         483
 Metrocall, Inc.,
                        10.375%  10/01/07                   500         455
 Nextel Communications, Inc.,
   stepped coupon,  (9.750% 10/31/02)
                        (c)      10/31/07                   500         280
 Nextlink Communications, Inc.,
   stepped coupon,  (9.450% 04/15/03)
                        (c)      04/15/08                   500         270
 NTL,  Inc.,
   stepped coupon,  (9.750% 04/01/03)
                        (c)      04/01/08 (e)               500         273
 Price Communications Wireless,
                         9.125%  12/15/06 (e)               500         500
 RCN Corp.,
   stepped coupon,  (11.125% 10/15/02)
                        (c)      10/15/07                   500         265
 Rogers Cantel, Inc.,
                         9.750%  06/01/16                   460         469
 Sprint Spectrum L.P.,
   stepped coupon,  (12.500% 08/15/01)
                        (c)      08/15/06                   630         548
                                                                 ----------
                                                                      6,989
                                                                 ----------

----------------------------------------------------------------------------
WHOLESALE TRADE - 0.1%
 NONDURABLE GOODS
 AmeriServ Food Co.
                        10.125%  07/15/07                   200         166
                                                                 ----------

TOTAL CORPORATE FIXED-INCOME
BONDS & NOTES (cost of $27,656)                                      25,261
                                                                 ----------

---------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 11.5%                       PAR         VALUE
---------------------------------------------------------------------------
 U.S. Treasury Bonds:
                         8.750%  05/15/17               $ 4,618     $ 6,450
                        11.625%  11/15/04 (g)             4,062       5,559
                        12.000%  08/15/13                   448         691
 U.S. Treasury Note,
                        11.875%  11/15/03 (g)             4,965       6,594
                                                                 ----------

TOTAL U.S. GOVERNMENT OBLIGATIONS (cost of $17,970)                  19,294
                                                                 ----------


FOREIGN GOVERNMENT &
AGENCY OBLIGATIONS - 9.7%                              CURRENCY
---------------------------------------------------------------------------
 Argentina Global Bonds,
                        11.375%  01/30/17 (h)               830         797
 Government of Canada,
                        10.000%  06/01/08      C$           210         186
 Government of France:
                         8.500%  04/25/03      FF         3,300         710
                         8.500%  10/25/08      FF         5,230       1,262
 Government of Sweden,
                        10.250%  05/05/03       SK        5,900         941
 Hellenic Republic:
                         8.600%  03/26/08      GD       231,000         853
                         8.900%  03/21/04      GD       298,800       1,070
 Mexican Global Bonds,
                        11.375%  09/15/16 (i)             1,440       1,423
 Province of Ontario,
                         8.250%  12/01/05      C$         1,401       1,063
 Republic of Argentina,
                        11.250%  04/10/06 (j)  DM           625         384
 Republic of Brazil,
                        10.125%  05/15/27 (k)             1,070         736
 Republic of Panama,
                         8.875%  09/30/27 (l)               350         320
 Russian Ministry of Finance,
                        10.000%  06/26/07 (m)               306          74
 Treasury Corp. Victoria,
                        12.500%  10/15/03       A$          940         778
 United Kingdom Treasury:
                         9.000%  08/06/12      KB           160         369
                        10.000%  02/26/01      KB         1,960       3,603
                        10.000%  09/08/03      KB           307         621
 United Mexican States,
                        10.375%  01/29/03 (n)  DM           450         278
 Western Australia Treasury Corp.
                        10.000%  07/15/05       A$          961         760
                                                                 ----------
TOTAL FOREIGN GOVERNMENT & AGENCY
OBLIGATIONS (cost of $16,350)                                        16,228
                                                                 ----------
TOTAL BONDS & NOTES (cost of $61,976)                                60,783
                                                                 ----------
TOTAL INVESTMENTS - 93.6% (cost of $135,724) (o)                    156,683
                                                                 ----------

SHORT-TERM OBLIGATIONS - 5.2%
---------------------------------------------------------------------------
 Repurchase agreement with ABN AMRO Chicago Corp.,
 dated 10/30/98, due 11/02/98 at 5.380%, collateralized
 by U.S. Treasury notes with various maturities to
 2021, market value $8,866 (repurchase proceeds
 $8,761)                                                $ 8,757       8,757
                                                                 ----------

FORWARD CURRENCY CONTRACTS - 0.0% (p)                                    (3)
---------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES - 1.2%                                     1,983
---------------------------------------------------------------------------

NET ASSETS - 100.0%                                              $  167,420
                                                                 ----------

NOTES TO INVESTMENT PORTFOLIO:
---------------------------------------------------------------------------
(a)  Non-income producing.
(b)  Rounds to less than one.
(c) Currently zero coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(d)  This is a British security. Par amount is stated in U.S. dollars.
(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1998, the value of these securities amounted to $2,581 or 1.5% of net assets.
(f)  Zero coupon bond.
(g) These securities, or a portion thereof, with a total market value of $8,935 are being used to collateralize the forward currency exchange contracts indicated in note (p) below.
(h)  This is an Argentinean security. Par amount is stated in U.S. dollars.
(i)  This is a Mexican security. Par amount is stated in U.S. dollars.
(j)  This is an Argentinean security. Par amount is stated in German
     Deutschemarks.
(k)  This is a Brazilian security. Par amount is stated in U.S. dollars.
(l)  This is a Panamanian security. Par amount is stated in U.S. dollars.
(m)  This is a Russian security. Par amount is stated in U.S. dollars.
(n)  This is a Mexican security. Par amount is stated in German Deutschemarks.
(o)  Cost for federal income tax purposes is $135,745.
(p) As of October 31, 1998, the Fund has entered into the following portfolio hedges:

                                                           Net Unrealized
                                                            Appreciation
    Contracts        In Exchange      Settlement           (Depreciation)
   to Deliver            For             Date                  (U.S$)
 ---------------    -------------     ----------            -------------

  A$       2,314    US$     1,383     11/06/1998               $ (61)
  C$       1,940    US$     1,269     11/13/1998                  12
  SK       7,140    US$       906     11/16/1998                 (12)
  KB       2,340    US$     3,978     11/20/1998                  63
  FF       3,075    US$       550     11/30/1998                  (5)
                                                               -----
                                                               $  (3)
                                                               -----

                     Investment Portfolio/October 31, 1998
------------------------------------------------------------------------------
Summary of Securities
 by Country/Currency        Country/Currency              Value    % of Total
------------------------------------------------------------------------------
United States                                           $111,832        71.4
United Kingdom                    UK/KB                    7,147         4.6
Netherlands                         Ne                     3,381         2.2
Portugal                            Pt                     3,371         2.2
France                            Fr/FF                    3,275         2.1
Germany                            G/DM                    3,259         2.1
Sweden                            Sw/SK                    3,097         2.0
Italy                               It                     2,600         1.7
Japan                               Ja                     2,565         1.6
Switzerland                         Sz                     2,361         1.5
Mexico                              Mx                     2,251         1.4
Greece                              GD                     1,923         1.2
Finland                             Fi                     1,711         1.1
Spain                               Sp                     1,588         1.0
Australia                         Au/A$                    1,538         1.0
Canada                            Ca/C$                    1,249         0.8
Argentina                           Ar                     1,181         0.7
Brazil                              Bz                       736         0.5
Hong Kong                           HK                       706         0.4
Austria                            Aus                       453         0.3
Panama                              Pa                       320         0.2
Russia                              RU                        74         0.0
Norway                              No                        65         0.0
                                                        --------       -----
                                                        $156,683       100.0
                                                        --------       -----

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

   Acronym                                 Name
      A$                            Australian Dollars
     ADR                         American Depositary Receipt
      C$                              Canadian Dollars
      D                            German Deutschemarks
      FF                               French Francs
      GD                              Greek Drachmas
      KB                              British Pounds
     PIK                             Payment-In-Kind
      SK                              Swedish Kroner

See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                                OCTOBER 31, 1998

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $135,724)                             $ 156,683
Short-term obligations                                               8,757
                                                                 ---------
                                                                   165,440
Cash held in foreign banks (cost $63)               $   67
Unrealized appreciation on forward
  currency contracts                                    75
Receivable for:
  Interest                                           1,716
  Fund shares sold                                     473
  Investments sold                                     294
  Dividends                                            130
  Foreign tax reclaims                                  17
Deferred organization expenses                          14
Other                                                   12           2,798
                                                    ------       ---------
    Total Assets                                                   168,238
LIABILITIES
Unrealized depreciation on forward
  currency contracts                                    78
Payable for:
  Investments purchased                                490
  Fund shares repurchased                              172
Accrued:
  Deferred Trustees fees                                 1
Other                                                   77
                                                    ------
    Total Liabilities                                                  818
                                                                 ---------
NET ASSETS                                                       $ 167,420
                                                                 ---------

Net asset value & redemption price per share -
Class A ($53,639/3,535)                                          $   15.17 (a)
                                                                 ---------
Maximum offering price per share - Class A
($15.17/0.9525)                                                  $   15.93 (b)
                                                                 ---------
Net asset value & offering price per share -
Class B ($105,513/6,967)                                         $   15.14 (a)
                                                                 ---------
Net asset value & offering price per share -
Class C ($8,268/545)                                               $ 15.17 (a)
                                                                 ---------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 1998
(in thousands)
INVESTMENT INCOME
Interest                                                           $ 5,440
Dividends                                                            1,335
                                                                   -------
     Total investment income (net of nonreclaimable
     foreign taxes withheld at source which
     amounted to $56)                                                6,775

EXPENSES
Management fee                                     $ 1,063
Service fee                                            381
Distribution fee - Class A                             157
Distribution fee - Class B                             691
Distribution fee - Class C                              56
Transfer agent                                         455
Bookkeeping fee                                         63
Registration fee                                        50
Custodian fee                                           31
Audit fee                                               17
Trustees fee                                            14
Reports to shareholders                                 18
Legal fee                                                3
Amortization of deferred
 organization expenses                                  14
Other                                                   18
                                                   -------
                                                     3,031
Fees waived or borne
  by the Advisor                                       (15)          3,016
                                                   -------         -------
       Net Investment Income                                         3,759
                                                                   -------

NET REALIZED & UNREALIZED GAIN ON PORTFOLIO POSITIONS
Net realized gain on:
Investments                                          6,991
Foreign currency transactions                           28
                                                   -------
    Net Realized Gain                                                7,019
Net change in unrealized appreciation during
    the period on:
Investments                                            664
Foreign currency transactions                          127
                                                   -------
    Net Unrealized Appreciation                                        791
                                                                   -------
       Net Gain                                                      7,810
                                                                   -------
Increase in Net Assets from Operations                             $11,569
                                                                   -------


See notes to financial statements.

                    STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                    Year ended October 31
                                               ---------------------------
INCREASE (DECREASE) IN NET ASSETS                 1998          1997 (a)
Operations:
Net investment income                          $     3,759    $      2,699
Net realized gain                                    7,019           1,528
Net unrealized appreciation                            791          11,346
                                               -----------    ------------
    Net Increase from Operations                    11,569          15,573
Distributions:
From net investment income - Class A                (1,505)         (1,033)
From net realized gains - Class A                     (470)           (485)
From net investment income - Class B                (2,266)         (1,442)
From net realized gains - Class B                     (802)           (783)
From net investment income - Class C                  (184)           (125)
From net realized gains - Class C                      (67)            (71)
                                               -----------    ------------
                                                     6,275          11,634
                                               -----------    ------------
Fund Share Transactions:
Receipts for shares sold - Class A                  12,412          19,814
Value of distributions reinvested - Class A          1,852           1,423
Cost of shares repurchased - Class A                (8,621)         (5,245)
                                               -----------    ------------
                                                     5,643          15,992
                                               -----------    ------------
Receipts for shares sold - Class B                  36,356          36,345
Value of distributions reinvested - Class B          2,877           2,074
Cost of shares repurchased - Class B               (14,398)         (8,391)
                                               -----------    ------------
                                                    24,835          30,028
                                               -----------    ------------
Receipts for shares sold - Class C                   2,671           3,286
Value of distributions reinvested - Class C            229             174
Cost of shares repurchased - Class C                (1,362)         (1,184)
                                               -----------    ------------
                                                     1,538           2,276
                                               -----------    ------------
Net Increase from Fund
  Share Transactions                                32,016          48,296
                                               -----------    ------------
        Total Increase                              38,291          59,930

NET ASSETS
Beginning of period                                129,129          69,199
                                               -----------    ------------
End of period (including undistributed
net investment income of $384 and $580,
respectively)                                  $   167,420    $    129,129
                                               -----------    ------------

(a) Class D shares were redesignated Class C shares on July 1, 1997.

Statement of Changes in Net Assets continued on following page.

See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS - CONT.

(in thousands)                                   Year ended October 31
                                               --------------------------
NUMBER OF FUND SHARES                             1998          1997 (a)
Sold - Class A                                         820           1,458
Issued for distributions reinvested - Class A          126             106
Repurchased - Class A                                 (575)           (381)
                                               ------------   -------------
                                                       371           1,183
                                               ------------   -------------
Sold - Class B                                       2,388           2,684
Issued for distributions reinvested - Class B          197             154
Repurchased - Class B                                 (955)           (608)
                                               ------------   -------------
                                                     1,630           2,230
                                               ------------   -------------
Sold - Class C                                         177             241
Issued for distributions reinvested - Class C           16              13
Repurchased - Class C                                  (90)            (87)
                                               ------------   -------------
                                                       103             167
                                               ------------   -------------

(a) Class D shares were redesignated Class C shares on July 1, 1997.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1998

NOTE 1. ACCOUNTING POLICIES
------------------------------------------------------------------------------
ORGANIZATION: Colonial Strategic Balanced Fund (the Fund), a series of Colonial Trust III, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek current income and long term growth, consistent with prudent risk, by diversifying investments primarily in U.S. and foreign equity and debt securities. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge, an annual distribution fee and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $ 5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to an annual distribution fee and a contingent deferred sales charge.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identifi-cation method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:
All income, expenses (other than the Class A, Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, net investment income per share data reflects the distribution fee applicable to each class.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class A, Class B and Class C shares.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

The value of additional securities received as an interest payment is recorded as income and as the cost basis of such securities.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

DEFERRED ORGANIZATION EXPENSES: The Fund incurred expenses of $69,500 in connection with its organization, initial registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares. These expenses were deferred and are being amortized on a straight-line basis over five years.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes the gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.70% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Advisor provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Liberty Funds Services, Inc., formerly Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.236% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective October 1, 1997, and continuing through September 1998, the Transfer Agent fee was reduced by 0.0012% in cumulative monthly increments, resulting in a decrease in the fee from 0.25% to 0.236% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Funds Distributor, Inc., formerly Liberty Financial Investments, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the year ended October 31, 1998, the Fund has been advised that the Distributor retained net underwriting discounts of $38,256 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $5,000, $182,472 and $2,316, on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.30% for Class A and 0.75% for Class B and Class C, annually, of the average net assets attributable to Class A, Class B, and Class C shares, respectively.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: Through December 31, 1997, the Advisor waived fees and bore certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceeded 1.10% annually of the Fund's average net assets. Effective January 1, 1998, the expense limit was eliminated.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION
-------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the year ended October 31, 1998, purchases and sales of investments, other than short-term obligations, were $103,665,054 and $72,073,465, respectively, of which $6,877,604 and $1,650,426, respectively, were U.S. government securities.

Unrealized appreciation (depreciation) at October 31, 1998, based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation                                 $27,288,793
Gross unrealized depreciation                                  (6,351,036)
                                                              -----------
        Net unrealized appreciation                           $20,937,757
                                                              -----------

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4.  LINE OF CREDIT
-------------------------------------------------------------------------------
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3)
IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended October 31, 1998.

NOTE 5.  COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------------
At October 31, 1998, net assets consisted of:
Capital paid in                                              $ 139,085
Undistributed net investment income                                384
Accumulated net realized gain                                    6,981
Net unrealized appreciation on:
  Investments                                                   20,959
  Foreign currency transactions                                     11
                                                             ---------
                                                             $ 167,420
                                                             ---------

NOTE 6.  RESULTS OF SPECIAL SHAREHOLDER MEETING (UNAUDITED)
-------------------------------------------------------------------------------
On October 30, 1998, a Special Meeting of Shareholders of the Fund was held to elect a Board of Trustees, amend fundamental investment policies regarding borrowing and lending, and approve policies for a master fund/feeder fund structure. On August 21, 1998, the record date for the Meeting, the Fund had outstanding 10,848,919 shares of beneficial interest. The votes cast at the Meeting were as follows:

                                                                  Authority
                                                     For          Withheld
                                                     ---          --------
To elect a Board of Trustees:
     Robert J. Birnbaum                             5,340,694      258,475
     Tom Bleasdale                                  5,348,594      250,575
     John Carberry                                  5,354,687      244,482
     Lora S. Collins                                5,351,490      247,679
     James E. Grinnell                              5,347,644      251,525
     Richard W. Lowry                               5,354,687      244,482
     Salavatore Macera                              5,346,111      253,058
     William E. Mayer                               5,354,687      244,482
     James L. Moody, Jr.                            5,349,173      249,996
     John J. Neuhauser                              5,353,610      245,559
     Thomas E. Stitzel                              5,354,687      244,482
     Robert L. Sullivan                             5,341,407      257,762
     Anne-Lee Verville                              5,349,007      250,162

To amend fundamental investment policies regarding borrowing and lending:

                      For                   Against             Abstain
                      ---                   -------             -------
                  4,100,316                 114,899             327,201

To approve policies for a master fund/feeder fund structure:

                      For                   Against             Abstain
                      ---                   -------             -------
                  4,071,039                 122,065             349,313

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                   Year ended October 31
                                          -----------------------------------
                                                         1998
                                           Class A      Class B       Class C
                                          --------      --------     --------
Net asset value -
   Beginning of period                    $ 14.450      $ 14.430     $ 14.450
                                          --------      --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)(b)                  0.418         0.350        0.350
Net realized and
unrealized gain                              0.890         0.882        0.891
                                          --------      --------     --------
   Total from Investment
      Operations                             1.308         1.232        1.241
                                          --------      --------     --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                  (0.440)       (0.374)      (0.373)
From net realized gains                     (0.148)       (0.148)      (0.148)
                                          --------      --------     --------
   Total Distributions Declared
      to Shareholders                       (0.588)       (0.522)      (0.521)
                                          --------      --------     --------
Net asset value -
  End of period                           $ 15.170      $ 15.140     $ 15.170
                                          --------      --------     --------
Total return (c)(d)                         9.25%        8.71%         8.76%
                                          --------      --------     --------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                  1.69%       2.14%          2.14%
Net investment income (e)                     2.76%       2.31%          2.31%
Fees and expenses waived
 or borne by the Advisor (e)                  0.01%       0.01%          0.01%
Portfolio turnover                              51%         51%            51%
Net assets at end
of period (000)                           $ 53,639     $105,513      $ 8,268
(a)  Net of fees and expenses waived or borne by the Advisor which amounted to:
                                          $  0.001     $  0.001      $ 0.001
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                               Year ended October 31
                                   ------------------------------------
                                                   1997
                                      Class A     Class B     Class C(b)
                                      --------    --------    --------
Net asset value -
   Beginning of period                $ 12.910    $ 12.890    $ 12.910
                                      --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)(b)              0.404       0.342       0.342
Net realized and
unrealized gain                          1.762       1.766       1.766
                                      --------    --------    --------
   Total from Investment
      Operations                         2.166       2.108       2.108
                                      --------    --------    --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income              (0.393)     (0.335)     (0.335
From net realized gains                 (0.233)     (0.233)     (0.233
                                      --------    --------    --------
   Total Distributions Declared
      to Shareholders                   (0.626)     (0.568)     (0.568
                                      --------    --------    --------
Net asset value -
  End of period                       $ 14.450    $ 14.430    $ 14.450
                                      --------    --------    --------
Total return (d)(e)                    17.24%      16.77%      16.75%
                                      --------    --------    --------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                              1.65%       2.10%       2.10%
Net investment income (f)                 2.93%       2.48%       2.48%
Fees and expenses waived
 or borne by the Adviser (f)              0.09%       0.09%       0.09%
Portfolio turnover                          45%         45%         45%
Net assets at end
of period (000)                       $ 45,736    $ 77,005     $ 6,388
(a) Net of fees and expenses waived or borne by the Advisor which
    amounted to:                       $ 0.013    $  0.013     $ 0.013
(b) Class D shares were redesignated Class C shares on July 1, 1997.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(e) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                          FINANCIAL HIGHLIGHTS - CONT.




              Year ended October 31
   --------------------------------------------
                       1996
   Class A            Class B          Class C
   --------           --------         --------

   $ 11.650           $ 11.640         $ 11.650
   --------           --------         --------

      0.369              0.314            0.314

      1.264              1.260            1.258
   --------           --------         --------

      1.633              1.574            1.572
   --------           --------         --------

     (0.333)            (0.284)          (0.272)
     (0.040)            (0.040)          (0.040)
   --------           --------         --------

     (0.373)            (0.324)          (0.312)
   --------           --------         --------

   $ 12.910           $ 12.890         $ 12.910
   --------           --------         --------
    14.24%            13.71%            13.68%
   --------           --------         --------

       1.65%           2.10%               2.10%
       2.99%           2.54%               2.54%

       0.19%           0.19%               0.19%
          59%             59%                 59%

   $ 25,580           $ 40,065          $ 3,554

    $ 0.023            $ 0.023          $ 0.023

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                               Year ended October 31
                                   -------------------------------------
                                                     1995
                                       Class A      Class B     Class C
                                       -------      -------     -------
Net asset value -
   Beginning of period                 $ 9.910      $ 9.900     $ 9.900
                                       -------      -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)(c)              0.325        0.277       0.277
Net realized and
unrealized gain (loss)                   1.764        1.769       1.774
                                       -------      -------     -------
   Total from Investment
      Operations                         2.089        2.046       2.051
                                       -------      -------     -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income              (0.349)      (0.306)     (0.301)
                                       -------      -------     -------
Net asset value -
  End of period                       $ 11.650     $ 11.640    $ 11.650
                                       -------      -------     -------
Total return (d)(e)                     21.47%       21.00%      21.04%
                                       -------      -------     -------
RATIOS TO AVERAGE NET ASSETS
Expenses                                 1.65%(g)     2.10%(g)    2.10%(g)
Net investment income                    3.05%(g)     2.60%(g)    2.60%(g)
Fees waived or borne
 by the Adviser                          0.43%(g)     0.43%(g)    0.43%(g)
Portfolio turnover                         49%          49%         49%
Net assets at end
of period (000)                       $ 16,346     $ 18,284     $ 4,164
(a) Net of fees and expenses waived or borne by the Adviser which
    amounted to:                      $  0.042     $  0.042     $ 0.042
(b) The Fund commenced investment operations on September 19, 1994.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(e) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(h) Annualized

                          FINANCIAL HIGHLIGHTS - CONT.

          Period ended October 31
---------------------------------------------
                 1994 (b)
  Class A         Class B          Class C
------------    ------------     ------------

   $ 10.000        $ 10.000         $ 10.000
   --------        --------         --------
------------    ------------     ------------

      0.035           0.029            0.029

     (0.125)         (0.129)          (0.129)
------------    ------------     ------------

     (0.090)         (0.100)          (0.100)
------------    ------------     ------------

          -               -                -
------------    ------------     ------------

    $ 9.910         $ 9.900          $ 9.900
------------    ------------     ------------
    (0.90)%(f)      (1.00)%(f)       (1.00)%(f)
------------    ------------     ------------

      1.65%(h)        2.10%(h)         2.10%(h)
      3.01%(h)        2.56%(h)         2.56%(h)

      0.35%(h)        0.35%(h)         0.35%(h)
         0%              0%               0%

    $ 6,394         $ 6,332          $ 2,231

    $ 0.004         $ 0.004          $ 0.004

-------------------------------------------------------------------------------
1998 Federal Tax information (unaudited)
22% of the ordinary income distributed by the Fund in the year ended October 31, 1998 qualifies for the corporate dividends received deduction.

For the fiscal year ended October 31, 1998 the Fund earned $7,007,492 of long term capital gains of which none and $7,007,492 are 28% and 20% rate gains, respectively.

Approximately 32% of the Fund's distributions (17% of gross income) was derived from interest on direct investments in U.S. Treasury bonds, notes and bills.

An average of 11% of the Fund's investments as of the end of each quarter were in direct obligations of the U.S. Treasury.
-------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

T0 THE TRUSTEES OF COLONIAL TRUST III AND THE SHAREHOLDERS OF
   COLONIAL STRATEGIC BALANCED FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Strategic Balanced Fund (the Fund), a series of Colonial Trust III, at October 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and signifi- cant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirma- tion of portfolio positions at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 1998

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Liberty Funds Services, Inc. directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Funds Distributor, Inc., by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Funds Distributor, Inc. of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Funds Distributor, Inc. Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

INVESTOR OPPORTUNITIES: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Strategic Balanced Fund is:

Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

Colonial Strategic Balanced Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial Strategic Balanced Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of Liberty Funds Distributor's Performance Update.




* Effective October 1, 1998, Colonial Investors Service Center, Inc.- the Transfer Agent for Colonial, Crabbe Huson, Newport and Stein Roe Adviser Funds - changed it's name to Liberty Funds Services, Inc.

                                    TRUSTEES
ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corp.)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG Peat Marwick LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

[logo] L I B E R T Y
COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

Liberty Funds Distibutor, Inc. (C)1998
One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
Visit us at www.libertyfunds.com
                                                SB-02/162G-10/98 (12/98) 98/1308